2Q 25 East West Bancorp, Inc. 2Q Earnings Presentation July 22, 2025

Forward-Looking Statements and Additional Information In this presentation, “we”, “our”, “us”, “East West” and the “Company” refer to East West Bancorp, Inc., and its consolidated subsidiaries unless the context indicates otherwise. Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current assumptions, beliefs, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond our control. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake, and specifically disclaims, any obligation to update or revise any forward-looking statements, whether written or oral, except as required by law. Basis of Presentation The preparation of the Company’s consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information have been reclassified to conform to the current presentation. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Although we believe that this information is accurate and reliable, we have not independently verified such information. Forward-looking information that we have obtained from these sources is subject to the same uncertainties and qualifications as other forward-looking statements contained herein. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in the appendix to this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies. 2

Financial Highlights 3 2Q25 $310 million net income available to common equity, $2.24 diluted quarterly earnings per share ▪ Total average loans up 2% Q-o-Q − Strong growth in C&I and residential mortgage ▪ Total average deposits up 2% Q-o-Q − Strong growth from commercial and consumer customers − Reduced average deposit cost ▪ Record quarterly revenue of $703mm ▪ Record quarterly NII of $617mm − Increased income from loans and securities; improved interest rate spread ▪ Continued strength in noninterest income, with a focus on consistent sales execution ▪ Criticized loans down 14bps Q-o-Q to 2.15% ▪ Nonaccrual loans down 3bps Q-o-Q to 25bps; nonperforming assets at 22bps ▪ Net charge-offs of $15mm (11bps ann.) ▪ Bolstered ALLL to 1.38%, reflecting changes in our economic outlook Balanced Loan and Deposit Growth Record Revenue, Net Interest Income Resilient Asset Quality Position of Significant Strength (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ 10.0% Tangible Common Equity (TCE)1 ratio; 14.5% Common Equity Tier 1 (CET1) ratio ▪ 15.4% ROACE (16.7% Adjusted ROTCE) 1 ▪ 1.62% Return on Average Assets (ROAA) ▪ Ample on and off balance-sheet liquidity

14.7 14.6 15.0 15.1 15.1 9.3 9.5 9.7 9.5 9.4 13.7 14.2 14.3 14.8 15.3 21.0 22.3 22.9 23.2 23.9 $58.7 $60.6 $61.9 $62.6 $63.7 2Q24 3Q24 4Q24 1Q25 2Q25 Deposits 4 Sustained growth, with meaningful traction across products ($ in billions) Average Deposits End of Period Deposit Growth by Category (1Q25 to 2Q25) ($ in millions) Time MMDA IB Checking & Savings Noninterest-bearing Demand (DDA) +12% +1% +3% Y-o-Y +9% +14% Q-o-Q +3% +5% +4% +2% +3% $300 $496 $535 $647 Noninterest-bearing Demand IB Checking & Savings Money Market Time

($29) $166 $209 $362 Multifamily CRE (ex. Multifamily) Residential mortgage & other consumer C&I Loans 5 Prudent growth in our focus categories is bolstering diversification and supporting interest income ($ in billions) Average Loans End of Period Loan Growth by Category (1Q25 to 2Q25) ($ in millions) +6% +2% +7% Y-o-Y +5% -1% C&I CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily Q-o-Q +1% 15.3 15.1 15.3 15.4 15.5 5.0 5.1 5.0 5.0 5.0 15.4 15.7 15.9 16.1 16.4 16.2 16.5 17.0 16.8 17.4 $51.9 $52.4 $53.2 $53.3 $54.3 2Q24 3Q24 4Q24 1Q25 2Q25 +1% -1% +1% +2%

$553 $573 $588 $600 $617 3.27% 3.24% 3.24% 3.35% 3.35% 2Q24 3Q24 4Q24 1Q25 2Q25 NII NIM Net Interest Income (NII) & Net Interest Margin (NIM) Net Interest Income & Net Interest Margin 6 Grew NII 3% Q-o-Q with continued disciplined reduction in deposit cost ($ in millions) Highlights End of Period Interest-Bearing Deposit Cost ▪ $6mm negative impact to NII from cash flow hedges (3bps to NIM) in 2Q25 ▪ $1bn of forward starting hedges to come on in 2H25, with a blended receive-fixed rate of ~4% Hedge Impact 3.92% 3.73% 3.43% 3.30% 3.25% 06.30.24 09.30.24 12.31.24 03.31.25 06.30.25

4 4 4 5 4 10 11 10 14 11 13 13 16 16 14 24 26 25 26 25 26 27 26 27 27 $77 $81 $81 $88 $81 2Q24 3Q24 4Q24 1Q25 2Q25 Fee Income1 Fee Income 7 Sustained execution supporting continued strength ($ in millions) (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains (losses) on sales of loans; net gains on AFS debt securities; other investment income and other income Highlights Wealth Management Fees Customer Derivative Income +5% +13% -14% Y-o-Y +5% +5% +6% Commercial and Consumer Deposit-Related Fees Lending and Loan Servicing Fees Foreign Exchange Income vs. Prior Quarter ▪ Fee income1 of $81mm, total noninterest income of $86mm − Other income up $3mm, reflecting greater benefit from bank-owned life insurance − Commercial and consumer deposit fees broadly stable Q-o-Q

15 17 16 16 16 23 21 17 19 19 48 46 58 55 50 133 136 140 146 145 $219 $220 $231 $236 $230 2Q24 3Q24 4Q24 1Q25 2Q25 Total Operating Noninterest Expense1 Operating Expense & Efficiency 8 Maintaining best-in-class efficiency ($ in millions) (1) Total noninterest expense excluding amortization of tax credit and CRA investments (2) Deposit-related expenses include deposit account expenses and deposit insurance premiums and regulatory assessments, including FDIC special deposit insurance assessment charges and reversals of $2 million, $(3) million, $833 thousand and $(833) thousand for 2Q24, 4Q24, 1Q25, and 2Q25, respectively Highlights Efficiency Ratio and Operating Noninterest Expense/Average Assets Ratio Compensation and Employee Benefits Computer and Software Related Expenses, All Other Occupancy and Equipment Deposit-Related Expenses2 +6% +4% +8% -19% ▪ Total operating noninterest expense of $230mm − Excludes $26mm of tax credit and CRA investment amortization expense vs. Prior Quarter Y-o-Y +5% 37.0% 36.4% 36.4% 1.22% 1.27% 1.20% 4Q24 1Q25 2Q25 Efficiency Ratio Noninterest Expense / Avg. Assets

1.22% 1.20% 1.35% 1.38% 1.34% 0.83% 0.88% 0.83% 0.91% 0.81% 2.05% 2.08% 2.18% 2.29% 2.15% 06.30.24 09.30.24 12.31.24 03.31.25 06.30.25 Classified loans / Loans HFI Special mention loans / Loans HFI $37 $42 $70 $49 $45 $23 $29 $64 $15 $15 $- $10 $20 $30 $40 $50 $60 $70 $80 2Q24 3Q24 4Q24 1Q25 2Q25 Provision for credit losses Net charge- offs 3.07% 3.08% 1.69% 0.52% 2.67% 3.76% 1.81% 0.65% 2.05% 4.28% 1.16% 0.54% C&I CRE (ex. Multifamily) Multifamily Resi mortgage & consumer Asset Quality Metrics 9 Resilient trends: criticized and nonperforming loans both declining Provision for Credit Losses & Net Charge-offs ($ in millions) Nonperforming Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPA / Total assets 0.27% 0.26% 0.26% 0.24% 0.22%NCO ratio (ann.) 0.18% 0.22% 0.48% 0.12% 0.11% 67 75 86 76 72 52 52 54 67 58 42 14 14 5 9 30 49 35 29 33 5 5 5 5 $196 $195 $194 $182 $172 06.30.24 09.30.24 12.31.24 03.31.25 06.30.25 Multifamily OREO and Other CRE (ex. MFR) Resi. mortgage & consumer C&I

Allowance for Loan Losses 10 Bolstered reserves by $25 million quarter-over-quarter, reflecting changes in our economic outlook Highlights ▪ Bolstered ALLL in light of changes to the economic outlook ‒ Increased reserves by $25mm, driven primarily by changes in the impact of the economic forecast ‒ Increased reserves for C&I and residential mortgage to capture potential effects of business cycle Allowance for Loan Losses (ALLL) ($ in millions) Composition of ALLL by Portfolio ($ in millions) 06.30.24 03.31.25 06.30.25 Loan category ALLL ALLL ratio ALLL ALLL ratio ALLL ALLL ratio C&I $ 380 2.25% $ 421 2.41% $ 442 2.48% Total CRE (incl. MFR) 249 1.23 261 1.27 259 1.26 MFR 40 0.79 33 0.65 29 0.58 Office 68 3.10 62 2.90 60 2.78 All Other CRE 141 1.08 166 1.24 170 1.26 Resi mortgage & consumer 55 0.35 53 0.33 59 0.36 Total $ 684 1.30% $ 735 1.35% $ 760 1.38% $684 $696 $702 $735 $760 1.30% 1.31% 1.31% 1.35% 1.38% 1.29% 1.34% 1.39% 1.44% $650 $670 $690 $710 $730 $750 $770 06.30.24 09.30.24 12.31.24 03.31.25 06.30.25 ALLL ALLL/Loans HFI

9.4% 9.7% 9.6% 9.9% 10.0% Tangible Common Equity Ratio 15.1% 15.4% 15.6% 15.6% 15.8% Total Capital Ratio 13.7% 14.1% 14.3% 14.3% 14.5% CET1 Ratio 10.4% 10.4% 10.4% 10.5% 10.6% Leverage Ratio 09.30.24 Capital 11 Operating from a position of strength Highlights 06.30.24 03.31.2412.31.24 ▪ Declared 3Q25 dividend of $0.60 ‒ Payable on August 15, 2025 to shareholders of record on August 4, 2025 ▪ Repurchased $2mm shares in 2Q25 ‒ Grew book value 3%, tangible book value1 4% Q-o-Q ▪ Capacity for ongoing repurchases ‒ $241 million of East West’s share repurchase authorization remains available; we remain opportunistic Regulatory well capitalized requirement Tangible Common Equity Ratio1 Regulatory Capital Ratios2 6.5% 5.0% 10.0% 06.30.253 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press release (2) The Company applied the 2020 Current Expected Credit Losses (“CECL”) transition provision in the March 31, 2025 and June 30, 2024 regulatory capital ratio calculations. The CECL transition provision permitted certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the aggregate benefit was reduced by 25% in 2022, 50% in 2023 and 75% in 2024. The CECL transition is no longer in effect as of March 31, 2025. (3) The Company’s June 30, 2025 regulatory capital ratios and Risk-Weighted Assets (RWA) are preliminary

Updated Management Outlook: Full Year 2025 12(1) Total noninterest expense excluding amortization of tax credit and CRA investments Earnings Drivers FY 2025 Expectations vs. FY 2024 Results Interest Rate Outlook ▪ Assumes June 30th forward curve End of Period Loans ▪ Growing in the range of 4% to 6% Y-o-Y Net Interest Income Total Revenue ▪ Trending above 7% ▪ Trending above 7% Total Operating Noninterest Expense(1) ▪ Growing in the range of 7% to 9% Y-o-Y Net Charge-offs ▪ In the range of 15bps to 25bps Tax Items ▪ Effective tax rate of ~23% ▪ Amortization of tax credit and CRA investment expense in the range of $70 to $80 million Best-in-Class Efficiency Top Quartile Returns FY 2025 Expectation

Appendix

East West at a Glance 14(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SSB, SNV, VLY, WAL, WTFC, and ZION. Source: S&P Capital IQ $14B Market Cap $78B Assets $65B Deposits 17% Adj. ROTCE1 06.30.25 06.30.25 06.30.25 2Q25 ▪ Headquartered in Pasadena, California ▪ Over 25 years on Nasdaq ▪ Founded in 1973 - over 50 years in operation Roots in the U.S. Asian-American immigrant community, expanded to bridge businesses across the Pacific Award-winning Company #1 Top Performing Bank in 2025, $50+ Billion (Bank Director), marking our 3rd consecutive year Outstanding CRA Rating A Leading Regional Bank with Cross-Border Capabilities... …Producing Consistent Top-Tier Shareholder Returns… Peer Median2 EWBC 2020 2021 2022 2023 2024 10.0% 16.7% 17.1% 15.2% 14.2% 12.4% 17.2% 21.3% 19.4% 17.0% ROTCE1 0.8% 1.3% 1.1% 1.0% 1.0% 1.2% 1.5% 1.8% 1.7% 1.6% ROAA 2020 2021 2022 2023 2024

1% 2% 2% 4% 4% 8% 8% 9% Resi. Mortgage and other consumer $16.5 30% CRE $20.7 38% C&I $17.8 32% (as % of Total Loans, 06.30.25) Commercial Loans by Type Diversified Loan Portfolio 15 70% of loans support commercial customers, with broad diversification across industry and asset types (1) Industries with 1% of total loans outstanding: Art Finance, Consumer Finance, Food Production & Distribution, Equipment Finance, Healthcare Services, Hospitality & Leisure, Oil & Gas, Tech & Telecom 2% 2% 2% 4% 4% 4% 6% Industries with 1% of total loans outstanding1 CRE $20.7bn C&I $17.8bn Total Loan Portfolio $55.0bn Media & Entertainment Capital Call Lending Real Estate Investment & Mgmt. Infrastructure & Clean Energy General Industrial Multifamily Retail Hotel Office All other CRE Healthcare Construction and Land Manufacturing and Wholesale Financial Services

<=50% 49% >50% to 55% 16% >55% to 60% 14% >60% to 65% 13% >65% to 70% 5% >70% 3% Commercial Real Estate Portfolio Detail 16 Our CRE portfolio is granular - many loans have full recourse and personal guarantees 49% Average LTV1 Distribution by Loan-to-Value (LTV)1 Size and LTV by Property Type (as of 06.30.25) (as of 06.30.25) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.0 50% $2 Retail 4.5 47 3 Industrial 4.1 47 3 Hotel 2.4 51 9 Office 2.2 52 4 Healthcare 0.8 51 4 Other 1.0 49 4 Construction & Land2 0.7 49 14 Total CRE $20.7 49% $3 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment

38% 6% 12% 9% 7% 3% 4% 4% 2% 6% 6% CRE Office – Additional Information 17 Our office portfolio has low LTVs across segments and low average loan sizes CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 06.30.25) (as of 06.30.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $313 8 $39 54% $20mm - $30mm 418 17 25 58 $10mm - $20mm 483 34 14 56 $5mm - $10mm 423 58 7 51 <$5mm 530 394 1 44 Total $2,167 511 $4 52% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods

29% 3% 19% 9% 2% 4% 6% 2% 3% 5% 3% 12% CRE Retail – Additional Information 18 Our retail portfolio has a weighted average LTV profile of 47% CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 06.30.25) (as of 06.30.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $336 9 $37 51% $20mm - $30mm 480 19 25 55 $10mm - $20mm 758 56 14 48 $5mm - $10mm 781 114 7 48 <$5mm 2,105 1,526 1 44 Total $4,460 1,724 $3 47% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCalOther Bay Area San Francisco Other CA Houston Dallas, 2 Manhattan Other TX, 2% Washington Other Regions Other NY New Jersey, 1%

Oklahoma 31% 3% 12% 8% 5% 6% 7% 3% 3% 3% 3% 4% 3% 6% CRE Multifamily – Additional Information 19 Our multifamily portfolio is amongst our most granular CRE Multifamily: Geographic Mix by Metro Area CRE Multifamily by Size Segment (as of 06.30.25) (as of 06.30.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $606 16 $38 57% $20mm - $30mm 673 28 24 55 $10mm - $20mm 624 46 14 54 $5mm - $10mm 674 97 7 54 <$5mm 2,402 2,606 1 45 Total $4,979 2,793 $2 50% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Arizona Nevada Other Regions Washington Manhattan, 2% Other NY Other Texas, 1%

Southern California 42% Northern California 16% New York 24% Washington 6% Texas 3% Other 9% <=50% 51% >50% to 55% 12% >55% to 60% 26% >60% 11% Residential Mortgage Portfolio 20 Our residential mortgage portfolio benefits from both low LTVs and smaller average loan size Resi. Mortgage Distribution by LTV1 Portfolio Highlights as of 06.30.25 (as of 06.30.25) Outstandings ▪ $16.4bn loans outstanding ▪ +1% Q-o-Q and +6% Y-o-Y Originations ▪ $0.8bn in 2Q25, unchanged from the prior quarter ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $14.6bn loans outstanding ▪ +1% Q-o-Q and +6% Y-o-Y HELOC ▪ $1.9bn loans outstanding ▪ $3.6bn in undisbursed commitments ▪ 34% utilization, unchanged from 03.31.25 ▪ 76% of commitments in first lien position Resi. Mortgage Distribution by Geography3 50% Average LTV1 $438,000 Average loan size2 (as of 06.30.25) (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size

$0.6 $0.1 $4.4 $10.3 51%‒100% RWA 21%‒50% RWA 1%‒20% RWA 0% RWA $11.9 $12.7 $14.2 $15.1 $15.8 $4.1 $5.0 $4.6 $4.1 $3.7 $16.0 $17.7 $18.8 $19.2 $19.5 3.93% 4.03% 3.98% 4.08% 4.02% 2Q24 3Q24 4Q24 1Q25 2Q25 Total Securities & Resale Agreements Cash & Equivalent Total Securities Average Yield Average Total Securities Portfolio and Cash Cash and Securities 21 Enhanced liquidity while supporting earnings with high-quality liquid assets ($ in billions) ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support − Total securities average yield down 6bps Q-o-Q − 95% of investment portfolio 0% - 20% risk-weighted (HQLA) − 57% fixed-rate securities, 43% floating − Portfolio includes ~$7bn of Ginnie Mae floating-rate securities Highlights Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution ($ in billions, as of 06.30.25) $15.4bn Securities Portfolio

20% 22% 30% 28% Fixed rate Hybrid in fixed rate period Variable - SOFR Variable - Prime, all other rates Loan Yields 22 Loan Portfolio by Index Rate (as of 06.30.25) Average C&I Loan Rate Average Residential Mortgage Loan Rate Average CRE Loan Rate 91% variable rate 8.01% 7.93% 7.42% 7.06% 7.02% 6.41% 6.44% 6.22% 6.20% 6.24% 56%* variable rate *50% had customer-level interest rate derivative contracts 5.80% 5.86% 5.86% 5.94% 5.93% SFR: 45% hybrid in fixed-rate period & 39% fixed rate 07.09.25 rate sheet price for 30-year fixed: 6.750% Total fixed rate and hybrid in fixed period: 42% 2Q24 3Q24 4Q24 1Q25 2Q25 2Q24 3Q24 4Q24 1Q25 2Q25

4.56% 4.55% 4.31% 3.93% 3.79% Time 3.97% 3.82% 3.32% 3.17% 3.25% Money Market 2.84% 2.98% 2.82% 2.51% 2.48% Interest-bearing Checking 2.96% 2.98% 2.75% 2.54% 2.52% 3.94% 3.93% 3.63% 3.34% 3.31% 4.07% 4.05% 3.71% 3.43% 3.39% 2Q24 3Q24 4Q24 1Q25 2Q25 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities Average Deposit and Liability Cost Deposit and Funding Cost 23 Average Deposit Rate by Portfolio 2Q24 3Q24 4Q24 1Q25 2Q25

Appendix: GAAP to Non-GAAP Reconciliation 24 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) On June 30, 2025, the California single sales factor apportionment method (“CA SSF”) was approved for financial institutions in the 2025 tax year, which resulted in $6 million of additional income tax expense recorded in the second quarter of 2025. The table below provides the computation of the Company’s effective tax rate and adjusted effective tax rate excluding the impact of the CA SSF. Management believes that presenting the adjusted effective tax rate computation allows comparability to prior periods. Three Months Ended Six Months Ended June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Income tax expense (a) $ 91,979 $ 100,885 $ 76,238 $ 192,864 $ 163,415 Less: Impact of the CA SSF (b) (6,391) - - (6,391) - Adjusted income tax expense (c)=(a)+(b) $ 85,588 $ 100,885 $ 76,238 $ 186,473 $ 163,415 Income before income taxes (d) 402,232 391,155 364,468 793,387 736,720 Effective tax rate (a)/(d) 22.87% 25.79% 20.92% 24.31% 22.18% Less: Impact of the CA SSF (b)/(d) (1.59)% - - (0.81)% - Adjusted effective tax rate (c)/(d) 21.28% 25.79% 20.92% 23.50% 22.18%

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Adjusted net income represents net income adjusted for the tax-effected FDIC special assessment and DC Solar adjustments and the impact of the CA SSF. Management believes that presenting the computations of the adjusted net income, adjusted return on average assets and adjusted return on average equity that exclude the aforementioned tax-effected adjustments and the impact of the CA SSF provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

- During the first and second quarters of 2024, the Company recorded $10 million, and $2 million, respectively, of pre-tax FDIC special assessment charges. During the first quarter of 2025, the Company recorded an $833 thousand FDIC special assessment charge that was subsequently reversed during the second quarter of 2025. Pre-tax FDIC special assessment reversals/charges are included in Deposit insurance premiums and regulatory assessments on the Condensed Consolidated Statement of Income.
- During the second quarter of 2024, the Company recorded $3 million in pre-tax DC Solar recoveries (included in Amortization of Tax Credit and CRA Investments on the Condensed Consolidated Statement of Income) related to the Company's investment in DC Solar.
- During the second quarter of 2025, the Company recorded $6 million of additional income tax expense due to the impact of the CA SSF.

		Three Months Ended			Six Months Ended	
		June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income	(a)	$ 310,253	$ 290,270	$ 288,230	$ 600,523	$ 573,305
Less/Add: FDIC special assessment (reversal) charge	(b)	(833)	833	1,880	-	12,185
Less: DC Solar recovery	(b)	-	-	(3,146)	-	(3,146)
Tax effects of FDIC special assessment and DC Solar adjustments(1)	(b)	235	(248)	374	-	(2,672)
Add: Impact of the CA SSF	(b)	6,391	-	-	6,391	-
Adjusted net income	**(c)=(a)+∑(b)**	$ 316,046	$ 290,855	$ 287,338	$ 606,914	$ 579,672
Average total assets	(d)	$ 76,862,028	$ 75,624,952	$ 71,189,200	$ 76,246,907	$ 71,433,798
Average stockholders' equity	(e)	$ 8,069,982	$ 7,869,074	$ 7,087,500	$ 7,970,083	$ 7,040,029
Return on average assets(2)	(a)/(d)	1.62%	1.56%	1.63%	1.59%	1.61%
Adjusted return on average assets(2)	(c)/(d)	1.65%	1.56%	1.62%	1.61%	1.63%
Return on average common equity(2)	(a)/(e)	15.42%	14.96%	16.36%	15.19%	16.38%
Adjusted return on average common equity(2)	(c)/(e)	15.71%	14.99%	16.31%	15.36%	16.56%

(1) Applied statutory tax rate of 28.18% for the three and six months ended June 30, 2025, and 29.73% for the three months ended March 31, 2025. Applied statutory tax rate of 29.56% for the three and six months ended June 30, 2024.
(2) Annualized.

EAST WEST BANK
25

Appendix: GAAP to Non-GAAP Reconciliation 26 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Non-GAAP measures used consist of FTE net interest income and total revenue. The FTE adjustment relates to tax exempt interest on certain investment securities and loans. Efficiency ratio (FTE) represents noninterest expenses divided by total revenue (FTE). Pre-tax, pre-provision income represents total revenue (FTE) less noninterest expense. Three Months Ended Six Months Ended June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Net interest income before provision for credit losses (a) $ 617,074 $ 600,201 $ 553,229 $ 1,217,275 $ 1,118,368 FTE adjustment (b) 1,603 1,146 1,504 2,749 3,080 FTE net interest income before provision for credit losses (c)=(a)+(b) 618,677 601,347 554,733 1,220,024 1,121,448 Total noninterest income (d) 86,178 92,102 84,171 178,280 162,658 Total revenue (e)=(a)+(d) 703,252 692,303 637,400 1,395,555 1,281,026 Total revenue (FTE) (f)=(c)+(d) $ 704,855 $ 693,449 $ 638,904 $ 1,398,304 $ 1,284,106 Total noninterest expense (g) $ 256,020 $ 252,148 $ 235,932 $ 508,168 $ 482,306 Efficiency ratio (g)/(e) 36.41% 36.42% 37.01% 36.41% 37.65% Efficiency ratio (FTE) (g)/(f) 36.32% 36.36% 36.93% 36.34% 37.56% Pre-tax, pre-provision income (f)-(g) $ 448,835 $ 441,301 $ 402,972 $ 890,136 $ 801,800

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Adjusted net income represents net income adjusted for the tax-effected FDIC special assessment and DC Solar adjustments and the impact of the CA SSF. (Refer to page 24 for additional information on the tax-effected FDIC special assessment and DC Solar adjustments, and the CA SSF.) Adjusted diluted EPS represents diluted EPS adjusted for the tax-effected adjustments and the impact of the CA SSF. Management believes that the measures and ratios presented in the table provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

		Three Months Ended			Six Months Ended	
		June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income	(a)	$ 310,253	$ 290,270	$ 288,230	$ 600,523	$ 573,305
Less/Add: FDIC special assessment (reversal) charge	(b)	(833)	833	1,880	-	12,185
Less: DC Solar recovery	(b)	-	-	(3,146)	-	(3,146)
Tax effects of FDIC special assessment and DC Solar adjustments[1]	(b)	235	(248)	374	-	(2,672)
Add: Impact of the CA SSF	(b)	6,391	-	-	6,391	-
Adjusted net income	(c)=(a)+∑(b)	$ 316,046	$ 290,855	$ 287,338	$ 606,914	$ 579,672
Diluted weighted-average number of shares outstanding	(d)	138,789	139,291	139,801	139,058	140,047
Diluted EPS	(e)	$ 2.24	$ 2.08	$ 2.06	$ 4.32	$ 4.09
Less/Add: FDIC special assessment (reversal) charge	(f)	(0.01)	0.01	0.02	-	0.09
Less: DC Solar recovery	(f)	-	-	(0.02)	-	(0.02)
Tax effects of FDIC special assessment and DC Solar adjustments[1]	(f)	-	-	-	-	(0.02)
Add: Impact of the CA SSF	(f)	0.05	-	-	0.05	-
Adjusted diluted EPS	(g)=(e)+∑(f)	$ 2.28	$ 2.09	$ 2.06	$ 4.37	$ 4.14

EASTWEST BANK

(1) Applied statutory tax rate of 28.18% for the three and six months ended June 30, 2025, and 29.73% for the three months ended March 31, 2025. Applied statutory tax rate of 29.56% for the three and six months ended June 30, 2024.

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Appendix: GAAP to Non-GAAP Reconciliation 28 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non-GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respective ly, which have been reduced by goodwill and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion. June 30, 2025 March 31, 2025 June 30, 2024 Common Stock 170 170 170 Additional paid-in capital 2,060,115 2,043,898 2,007,388 Retained earnings 7,744,221 7,517,711 6,873,653 Treasury stock (1,140,359) (1,137,299) (1,001,924) Accumulated other comprehensive income: AFS debt securities net unrealized losses (466,568) (482,175) (591,286) Cash flow hedges net unrealized gains (losses) 28,622 10,493 (44,059) Foreign currency translation adjustments (24,434) (23,333) (18,828) Total accumulated other comprehensive loss (462,380) (495,015) (654,173) Stockholders’ equity (a) $ 8,201,767 $ 7,929,465 $ 7,215,114 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,628) (4,940) (5,903) Tangible book value (b) $ 7,731,442 $ 7,458,828 $ 6,743,514 Number of common shares at period-end (c) 137,816 137,802 138,604 Book value per share (a)/(c) $ 59.51 $ 57.54 $ 52.06 Tangible book value per share (b)/(c) $ 56.10 $ 54.13 $ 48.65 Total assets (d) $ 78,158,067 $ 76,165,013 $ 72,468,272 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,628) (4,940) (5,903) Tangible assets (e) $ 77,687,742 $ 75,694,376 $ 71,996,672 Total stockholders’ equity to assets ratio (a)/(d) 10.49% 10.41% 9.96% TCE ratio (b)/(e) 9.95% 9.85% 9.37%

Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Return on average TCE represents tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of mortgage servicing assets. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Adjusted tangible net income is tangible net income excluding the tax-effected FDIC special assessment and DC Solar adjustments and the impact of the CA SSF. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

		Three Months Ended			Six Months Ended	
		June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net income	(f)	$ 310,253	$ 290,270	$ 288,230	$ 600,523	$ 573,305
Add: Amortization of mortgage servicing assets		316	293	332	609	640
Tax effect of amortization adjustment(1)		(89)	(87)	(98)	(172)	(189)
Tangible net income	(g)	$ 310,480	$ 290,476	$ 288,464	$ 600,960	$ 573,756
Less/Add: FDIC special assessment (reversal) charge		(833)	833	1,880	-	12,185
Less: DC Solar recovery		-	-	(3,146)	-	(3,146)
Tax effects of FDIC special assessment and DC Solar Adjustments(1)		235	(248)	374	-	(2,672)
Add: Impact of the CA SSF		6,391	-	-	6,391	-
Adjusted tangible net income	(h)	$ 316,273	$ 291,061	$ 287,572	$ 607,351	$ 580,123
Average stockholders' equity	(i)	$ 8,069,982	$ 7,869,074	$ 7,087,500	$ 7,970,083	$ 7,040,029
Less: Average goodwill		(465,697)	(465,697)	(465,697)	(465,697)	(465,697)
Average mortgage servicing assets		(4,825)	(5,120)	(6,110)	(4,971)	(6,292)
Average tangible book value	(j)	$ 7,599,460	$ 7,398,257	$ 6,615,693	$ 7,499,415	$ 6,568,040
Return on average common equity(2)	(f)/(i)	15.42%	14.96%	16.36%	15.19%	16.38%
Return on average TCE(2)	(g)/(j)	16.39%	15.92%	17.54%	16.16%	17.57%
Adjusted return on average TCE(2)	(h)/(j)	16.69%	15.96%	17.48%	16.33%	17.76%

EAST WEST BANK

(1) Applied statutory tax rate of 28.18% for the three and six months ended June 30, 2025, and 29.73% for the three months ended March 31, 2025. Applied statutory tax rate of 29.56% for the three and six months ended June 30, 2024.
(2) Annualized

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